Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

by and among

BUMBLE INC.

and

THE OTHER PARTIES HERETO

Dated as of [_]

i

ii

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of [_] and is by and among Bumble Inc., a Delaware corporation (the “Company”), the Founder Investor (as defined below), the Blackstone Investor (as defined below), the Accel Investor (as defined below) and each other Person who at any time, acquires Common Stock (as defined below) of the Company and, with the consent of the Blackstone Investor and the Founder Investor, executes a Joinder Agreement (as defined below).

BACKGROUND

WHEREAS, the Company is effecting an underwritten initial public offering (“IPO”) of shares of its Common Stock (as defined below); and

WHEREAS, the Company desires to grant registration rights to the Founder Investor, the Blackstone Investor and the Accel Investor on the terms and conditions set out in this Agreement.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions.

“Accel Investor” means the entity listed on the signature page hereto under the heading “Accel Investor.”

“Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agreement” has the meaning set forth in the preamble.

“Blackstone Investor” means, collectively, the entities listed on the signature pages hereto under the heading “Blackstone Investor.”

“Board” means the board of directors of the Company.

“Bumble Holdings” means Buzz Holdings L.P., a Delaware limited partnership.

“Business Day” means any day other than a Saturday, a Sunday or a day that is a statutory holiday under the laws of the United States, the State of New York, Singapore or the United Arab Emirates.

“Common Stock” means shares of class A common stock, par value $0.01 per share, of the Company, and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation or similar transaction.

“Company” has the meaning set forth in the preamble.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Founder Investor” means the entity listed on the signature page hereto under the heading “Founder Investor.”

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Investor” means (a) the Founder Investor, (b) the Blackstone Investor, (c) the Accel Investor, (d) each Person that executes a Joinder Agreement pursuant to Section 4.2 as transferee of an Investor and (e) each other Person who at any time, with the consent of the Blackstone Investor and the Founder Investor, executes a Joinder Agreement as an “Investor,” and in each case, is a holder of Registrable Securities or securities exercisable, exchangeable or convertible into Registrable Securities.

“IPO” has the meaning set forth in the recitals.

“Joinder Agreement” has the meaning set forth in Section 4.3.

“Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“LP Agreement” means the Second Amended and Restated Limited Partnership Agreement of Bumble Holdings, dated as of [_], as amended from time to time.

“NewCo” has the meaning set forth in Section 4.2(e).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a cooperative, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“Public Offering” shall mean a public offering and sale of Common Stock of the Company for cash, other than by the Company, pursuant to an effective registration statement under the Securities Act.

“Registrable Securities” means all Shares, provided that such Shares will cease to be Registrable Securities when:

(a) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such registration statement;

(b) such Registrable Securities shall have been sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act; or

(c) such Registrable Securities cease to be outstanding.

“Registration Expenses” means any and all expenses incurred in connection with the performance of or compliance with this Agreement, including:

(a) all SEC, stock exchange, or FINRA registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel);

(b) all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses);

(d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or FINRA and all rating agency fees;

(e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance;

(f) any fees and disbursements of underwriters customarily paid by the issuers or sellers of Securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any;

(g) any fees and disbursements of counsel (including the fees and disbursements of one separate outside counsel (and local and special counsel, to the extent necessary) for each Investor) incurred in connection with any registration statement or registered offering covering Registrable Securities held by the Investors;

(h) all fees and expenses of one accountant selected by the Investors holding a majority of the Registrable Securities being registered;

(i) the costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities (including the reasonable out-of-pocket expenses of the Investors); and

(j) any other fees and disbursements customarily paid by the issuers of securities.

“Requesting Holder” has the meaning set forth in Section 2.1.

“SEC” means the U.S. Securities and Exchange Commission or any successor agency.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Shares” means (i) all shares of Common Stock of the Company held by Investors from time to time, including any Shares held by Persons who are or become parties to this agreement by the execution and delivery of a Joinder Agreement, (ii) any Shares or other securities issued or issuable as a distribution with respect to, or in exchange for or in replacement of any of the foregoing Shares or other securities held by such Investor, including Units and (iii) any other securities issued or transferred in exchange for or upon conversion of any of the foregoing Shares as a result of a merger, consolidation, reorganization or otherwise and any other securities issued to any other holders of Shares in connection with any such transaction.

“Transfer” (including its correlative meanings, “Transferor,” “Transferee” and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

“Units” means (i) each Class A Unit (as such term is defined in the LP Agreement) issued as of the date hereof and (ii) each Class A Unit or other interest in Bumble Holdings that may be issued by Bumble Holdings in the future that is designated by the Company as a “Unit.”

“WKSI” means a well-known seasoned issuer, as defined in the SEC’s Rule 405.

Section 1.2 Other Definitional Provisions; Interpretation.

(a) The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and references in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specified.

(b) The headings in this Agreement are included for convenience of reference only and do not limit or otherwise affect the meaning or interpretation of this Agreement.

(c) The meanings given to terms defined herein are equally applicable to both the singular and plural forms of such terms.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Right to Demand a Non-Shelf Registered Offering. Subject to Section 2.6, upon the demand of the Blackstone Investor or the Founder Investor (each, a “Requesting Holder”) made at any time and from time to time, the Company will facilitate in the manner described in this Article II a non-shelf registered offering of the Registrable Securities requested by a Requesting Holder to be included in such offering. Any demanded non-shelf registered offering may, subject to Section 2.6, at the Company’s option, include Common Stock of the Company to be sold by the Company for its own account and will also include Registrable Securities to be sold by Investors that exercise their related piggyback rights in accordance with this Article II.

Section 2.2 Right to Piggyback on a Non-Shelf Registered Offering. In connection with any registered offering of Registrable Securities covered by a non-shelf registration statement (whether pursuant to the exercise of demand rights or at the initiative of the Company), each of the Investors may, in accordance with this Article II, exercise piggyback rights to have included in such offering Registrable Securities held by them. The Company will facilitate in the manner described in this Agreement any such non-shelf registered offering.

Section 2.3 Right to Demand and be Included in a Shelf Registration. Subject to Section 2.6, upon the demand of a Requesting Holder made at any time and from time to time when the Company is eligible to sell its Common Stock in a secondary offering on a delayed or continuous basis in accordance with Rule 415, the Company will facilitate in the manner described in this Agreement a shelf registration of Registrable Securities held by such Requesting Holder. Any shelf registration statement filed by the Company covering Common Stock (whether pursuant to a demand by a Requesting Holder or at the initiative of the Company) will cover such Registrable Securities held by each of the Investors as such Investors may request (regardless of whether they demanded the filing of such shelf or not). If at the time of such request the Company is a WKSI, such shelf registration statement would, at the request of such Requesting Holder, cover an unspecified number of Registrable Securities to be sold by the Investors and, if the Company so elects, the Company.

Section 2.4 Demand and Piggyback Rights for Shelf Takedowns. Subject to Section 2.6, upon the demand of one or more Requesting Holders made at any time and from time to time, the Company will facilitate in the manner described in this Agreement a “takedown” of Registrable Securities off of an effective shelf registration statement. In connection with any shelf takedown (whether pursuant to the exercise of such demand rights or at the initiative of the Company) in connection with which a “lock-up” arrangement will be imposed, the Investors may exercise piggyback rights to have included in such takedown Registrable Securities held by them that are registered on such shelf.

Section 2.5 Effective Registration. The Company shall, with respect to each demand registration, use its reasonable best efforts to cause the registration statement to remain effective for not less than 180 consecutive days (or such shorter period as shall terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn), or if (i) such registration is a shelf registration on Form S-1 until such shelf registration is amended or replaced by a shelf registration on Form S-3 (or such shorter period as shall terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn) or (ii) such registration statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer.

Section 2.6 Limitations on Demand and Piggyback Rights.

(a) Any demand for the filing of a registration statement or for a registered offering or takedown will be subject to the constraints of any applicable “lock-up” arrangements, and such demand must be deferred until such “lock-up” arrangements no longer apply. If a demand has been made for a non-shelf registered offering or for an underwritten shelf takedown, no further demands may be made so long as the related offering is still being pursued. Notwithstanding anything in this Agreement to the contrary, the Investors will not have piggyback or other registration rights with respect to registered primary offerings by the Company (A) covered by a Form S-8 registration statement or a successor form applicable to employee benefit-related offers and sales, (B) where the securities are not being sold for cash or (C) where the offering is a bona fide offering of securities other than Common Stock, even if such securities are convertible into or exchangeable or exercisable for Common Stock.

(b) The Company may postpone the filing of a demanded registration statement or suspend the effectiveness of any shelf registration statement, or defer initiating the process for a demanded shelf takedown, in each case for a reasonable “blackout period” not in excess of the applicable limits specified below, if the Board of the Company determines that such registration or offering could materially interfere with a bona fide business or financing transaction of the Company or is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Company. The blackout period will end upon the earlier to occur of, (A) in the case of a bona fide business or financing transaction, a date not later than 90 days from the date such deferral commenced, and (B) in the case of disclosure of non-public information, the earlier to occur of (x) the filing by the Company of its next succeeding Form 10-K or Form 10-Q, or (y) the date upon which such information otherwise is or becomes public knowledge.

(c) The Founder Investor shall not be the Requesting Holder (A) pursuant to Section 2.1 or Section 2.4 prior to the expiration of the “lock-up” arrangements entered into with the underwriters in connection with the Blackstone Investor’s first demand registration pursuant to Section 2.1 or Section 2.4 following the IPO, (B) for more than two (2) demands pursuant to Section 2.1 and (C) for more than two (2) demands during any consecutive twelve (12) month period (whether pursuant to Section 2.1 or Section 2.4 or a combination). A demand by the

Founder Investor for a non-shelf registered offering or a shelf takedown for an offering that will result in the imposition of a “lock-up” on the Company or any Investor may not be made unless the Registrable Securities requested to be sold by the demanding Requesting Holder in such offering have an aggregate market value (based on the most recent closing price of the Common Stock at the time of the demand) of at least $50 million.

Section 2.7 Notifications Regarding Registration Statements. In order for a Requesting Holder to exercise its right to demand that a registration statement be filed or that an underwritten shelf takedown occur, such Requesting Holder must so notify the Company in writing indicating the number of Registrable Securities sought to be registered or taken down and the proposed plan of distribution. The Company will keep the Investors contemporaneously apprised of all pertinent aspects of its pursuit of any Public Offering or other registration or underwritten shelf takedown of Registrable Securities, as the case may be, whether pursuant to a demand by a Requesting Holder or otherwise, with respect to which a piggyback opportunity is available in order that they may have a reasonable opportunity to exercise their related piggyback rights. Without limiting the Company’s obligation as described in the preceding sentence, having a reasonable opportunity requires that the Investors be notified by the Company of an anticipated filing of a registration statement (whether pursuant to a demand made by a Requesting Holder or at the Company’s own initiative or at the initiative of other holders not party to this Agreement) no later than 5:00 pm, New York City time, on the date that is two Business Days prior to the date on which the registration statement is intended to be filed. Each Requesting Holder and the Company agrees to use its good faith efforts to provide advance notice as soon as reasonably practicable to the Investors of such first Requesting Holder’s or the Company’s intention to file or cause the filing of a registration statement; provided, however, that none of the Requesting Holders or the Company shall be obligated hereby to provide any such advance notice, and, if provided, such advance notice shall not be binding in any respect. Subject to any required public disclosure and subject to applicable legal requirements, the parties hereto will maintain the confidentiality of these discussions.

Section 2.8 Notifications Regarding Registration Piggyback Rights. In the event that the Company receives (i) any demand from a Requesting Holder for an underwritten shelf takedown, or (ii) if the Company files a registration statement with respect to a non-shelf registered offering, the Company will promptly give to each of the Investors a written notice thereof no later than 5:00 p.m., New York City time, on the 10th day following receipt by the Company of such demand or the filing of such registration statement, as applicable. Any Investor wishing to exercise its piggyback rights with respect to a non-shelf registration statement or underwritten shelf takedown must notify the Company and the other Investors of the number of Registrable Securities it seeks to have included in such registration statement or takedown, as the case may be. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on the second trading day (in the case of a non-shelf offering) or on the trading day (in the case of an underwritten shelf takedown) prior to (i) if applicable, the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-effective marketing efforts for the relevant offering is expected to be finalized, and (ii) in any case, the date on which the pricing of the relevant offering is expected to occur.

Section 2.9 Notifications Regarding Demanded Underwritten Takedowns.

(a) The Company will keep the Investors contemporaneously apprised of all pertinent aspects of any underwritten shelf takedown in order that they may have a reasonable opportunity to exercise their related piggyback rights. Without limiting the Company’s obligation as described in the preceding sentence, having a reasonable opportunity requires that, upon receipt of a request that an underwritten takedown occur, the Investors be notified by the Company of an anticipated underwritten takedown (whether pursuant to a demand made by a Requesting Holder or made at the Company’s own initiative) no later than 5:00 pm, New York City time, on (A) if applicable, the second trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for such takedown is finalized, and (B) in all cases, the second trading day prior to the date on which the pricing of the relevant takedown occurs.

(b) Any Investor wishing to exercise its piggyback rights with respect to an underwritten shelf takedown must notify the Company and the other Investors of the number of Registrable Securities it seeks to have included in such takedown. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on (A) if applicable, the trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be finalized, and (B) in all cases, the trading day prior to the date on which the pricing of the relevant takedown occurs.

(c) Pending any required public disclosure and subject to applicable legal requirements, the parties hereto will maintain appropriate confidentiality of their discussions regarding a prospective underwritten takedown.

Section 2.10 Plan of Distribution, Underwriters and Counsel. If a majority of the Shares proposed to be sold in an underwritten offering through a non-shelf registration statement or through a shelf takedown is being sold by the Company for its own account (for clarity, excluding Shares to be sold by the Company for its own account to the extent the proceeds from such sale will be used to purchase Units from Investors), the Company will be entitled to determine the plan of distribution and select the managing underwriters for such offering. Otherwise, the applicable Requesting Holder will be entitled to determine the plan of distribution and select the managing underwriters, and any provider of capital markets advisory services (which may include affiliates of a Requesting Holder), and will also be entitled to select counsel for the selling Investors (which may be the same as counsel for the Company). In the case of a shelf registration statement, the plan of distribution will provide as much flexibility as is reasonably possible, including with respect to resales by transferee Investors.

Section 2.11 Cutbacks. If the managing underwriters advise the Company and the selling Investors that, in their opinion, the number of Shares requested to be included in an underwritten offering exceeds the amount that can be sold in such offering without adversely affecting the distribution of the Shares being offered, such offering will include only the number of Shares that the underwriters advise can be sold in such offering. Except in the case of a demand offering, if the Company is selling Shares for its own account in such offering (for clarity, excluding Shares to be sold by the Company for its own account to the extent the proceeds from such sale will be used to purchase Units from Investors), the Company will have first priority and to the extent of any remaining capacity, the selling Investors will be subject to cutback pro rata based on the number of Registrable Securities initially requested by them to be included in such offering. In a demand offering, the Requesting Holder will have first priority and to the extent of any remaining capacity, the other selling Investors shall have priority over any other Person participating in the offering (including the Company) and shall be subject to cutback pro rata based on the number of Registrable Securities initially requested by each other selling Investor to be included in such offering. To the extent that there is any remaining capacity after such Requesting Holder and the selling Investors have been included, any other Person participating in the offering (including the Company) will be included and will be subject to cutback pro rata based on the number of Registrable Securities initially requested by them to be included in such offering. Subject to the last sentence of Section 2.1, other selling equityholders will be included in an underwritten offering only with the consent of the applicable Requesting Holder (in the event of a demand offering) or the Company (in the event of an offering initiated by the Company).

Section 2.12 Withdrawals. Even if Registrable Securities held by an Investor have been part of a registered underwritten offering, such Investor may, no later than the time at which the public offering price and underwriters’ discount are determined with the managing underwriter, decline to sell all or any portion of the Registrable Securities being offered for its account.

Section 2.13 Lockups. In connection with any underwritten offering of Registrable Securities, to the extent required by the managing underwriter for such underwritten offering, the Company and each holder of Registrable Securities shall agree (in the case of any Investor, with respect to Shares held by such Investor) to be bound by customary “lock-up” restrictions contained in the underwriting agreement that are agreed to by (i) all officers of the Company and all members of the Board and (ii) (A) the Company, if a majority of the Shares being sold in such offering are being sold for its account or (B) the applicable Requesting Holder, if a majority of the Shares being sold in such offering are being sold by Investors, and that are not longer than 180 days in the case of the IPO or 90 days in the case of any subsequent Public Offering (it being understood that the foregoing shall bind such Persons described in the foregoing clauses (i) and (ii) in the same manner). The Company shall cause its executive officers and its directors to enter into lock-up agreements that contain restrictions that are no less restrictive than the restrictions contained in the lock-up agreements executed by the holders of Registrable Securities. Pending execution and delivery of the relevant underwriting agreement, upon being notified of a proposed or requested underwritten offering with respect to which the piggyback rights described in this Agreement will apply, the Investors shall immediately be bound by, the “lock-up” provisions set forth in the underwriting agreement for the IPO as though they were then applicable for so long as the proposed or requested offering is being pursued.

Section 2.14 Expenses. All Registration Expenses incurred in connection with any registration statement or registered offering covering Registrable Securities held by Investors will be borne by the Company. However, underwriters’, brokers’ and dealers’ discounts and commissions applicable to Shares sold for the account of an Investor will be borne by such Investor.

Section 2.15 Facilitating Registrations and Offerings.

(a) If the Company becomes obligated under this Agreement to facilitate a registration and offering of Registrable Securities on behalf of Investors, the Company will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Company of Shares for its own account. Without limiting this general obligation, the Company will fulfill its specific obligations as described in this Section 2.16.

(b) In connection with each registration statement that is demanded by a Requesting Holder in accordance with this Article II or as to which piggyback rights otherwise apply, the Company will:

(i) (A) prepare and file with the SEC a registration statement (or registration statements) covering the applicable Units, (B) file amendments thereto as warranted, (C) seek the effectiveness thereof, and (D) file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the Investors and as reasonably necessary in order to permit the offer and sale of the such Registrable Securities in accordance with the applicable plan of distribution;

(ii) within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus, provide copies of such documents to the selling Investors and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Investors or the underwriter or the underwriters may request; and make such of the representatives of the Company as shall be reasonably requested by the selling Investors or any underwriter available for discussion of such documents;

(iii) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a registration statement or a prospectus, provide copies of such document to counsel for the Investors and underwriters; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Investors or such underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

(iv) use all reasonable efforts to cause each registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the registered Shares (A) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(v) notify each Investor promptly, its respective counsel and the sole underwriter or managing underwriter, if any, and, if requested by such Investor, confirm such notice in writing, (A) when any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus has been filed, when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective if such registration statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462, (B) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (C) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (D) if, between the effective date of a registration statement and the expiration or earlier closing of any sale of securities covered thereby pursuant to any over-allotment option under any underwriting, placement or purchase agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (E) of the happening of any event during the period a registration statement is effective as a result of which such registration statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(vi) furnish counsel for each underwriter, if any, and counsel for the Investors copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus;

(vii) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force);

(viii) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time; and

(ix) provide and cause to be maintained a transfer agent and registrar for all Shares covered by a registration statement from and after a date not later than the effective date of such registration statement.

(c) In connection with any non-shelf registered offering or shelf takedown that is demanded by a Requesting Holder or as to which piggyback rights otherwise apply, the Company will:

(i) cooperate with the selling Investors and the sole underwriter or managing underwriter of an underwritten offering of Shares, if any, to facilitate the timely preparation and delivery of certificates representing the Shares to be sold and not bearing any restrictive legends; and enable such Shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Investors or the sole underwriter or managing underwriter of an underwritten offering of Shares, if any, may reasonably request at least five days prior to any sale of such Shares;

(ii) furnish to each Investor and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Investors or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Share; the Company hereby consents to the use of the prospectus, including each preliminary prospectus, by each such Investor and underwriter in connection with the offering and sale of the Shares covered by the prospectus or the preliminary prospectus;

(iii) (A) use all reasonable efforts to register or qualify the Shares being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as each underwriter, if any, or any Investor holding Shares covered by a registration statement, shall reasonably request; (B) use all reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective; (C) do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and Investor to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Investor; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Shares in connection therewith) in any such jurisdiction; and (D) use all reasonable efforts to cause the Shares being offered and sold, no later than the date on which the pricing of the relevant offering is expected to occur, to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of the business of any Investor, in which case the Company will cooperate in all reasonable respects with the filing of the applicable registration statement and the granting of such approvals, as may be necessary to enable any Investor or the underwriters, if any, to consummate the disposition of such Shares;

(iv) cause all Shares being sold to be qualified for inclusion in or listed on any securities exchange on which the Shares are then so qualified or listed if so requested by the Investors, or if so requested by the underwriter or underwriters of an underwritten offering of Shares, if any;

(v) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(vi) use all reasonable efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be requested by the Investors or the lead managing underwriter of an underwritten offering;

(vii) in the case of an offering that includes a provider of capital markets advisory services, enter into and perform its obligations under customary agreements (including an advisory services agreement and an indemnification agreement in customary form);

(viii) prior to the date on which the pricing of the relevant offering is expected to occur, provide a CUSIP number for the Registrable Securities; and

(ix) enter into customary agreements (including, in the case of an underwritten offering, one or more underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Shares and in connection therewith:

(A) make such representations and warranties to the selling Investors and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

(B) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing underwriter, if any) addressed to each selling Investors and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Investors and underwriters;

(C) obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the selling Investors, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings;

(D) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Investors providing for, among other things, the appointment of a representative as agent for the selling Investors for the purpose of soliciting purchases of Shares, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants;

(E) deliver such documents and certificates as the sole underwriter or managing underwriter, if any, any Investor, or their respective counsel, shall reasonably request to evidence the continued validity of the representations and warranties made in accordance with Section 2.16(c)(ix)(A) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and

(F) use all reasonable efforts to facilitate the settlement of the Shares to be sold pursuant to this Article II, including through the facilities of DTC.

The above shall be done at such times as customarily occur in similar registered offerings or shelf takedowns.

(d) In connection with each registration and offering of Shares to be sold by Investors, the Company will, in accordance with customary practice, make available for inspection by representatives of the Investors and underwriters and any counsel or accountant retained by such Investors or underwriters all relevant financial and other records, pertinent corporate (or similar) documents and properties of the Company and cause appropriate officers, managers, employees, outside counsel and accountants of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise, including through in-person meetings, but subject to customary privilege constraints.

(e) Each Investor that holds Shares covered by any registration statement will furnish to the Company such information regarding itself as is required to be included in the registration statement or prospectus, the ownership of Shares by such Investor and the proposed distribution by such Investor of such Shares as the Company may from time to time reasonably request in writing.

Section 2.16 Rule 144. At all times, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

Section 2.17 Underwritten Registrations. No holder of Registrable Securities may participate in any underwritten registration or takedown hereunder unless such holder (a) agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

Section 2.18 No Inconsistent Agreements. The Company has not and will not, enter into any agreement with respect to the Company’s securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Article II or otherwise conflicts with the provisions hereof. The Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are equivalent to or more favorable than the registration rights granted to the Investors hereunder, or which would reduce the amount of Registrable Securities the Investors can include in any registration statement filed or offering effected pursuant to Article II hereof unless the Company shall have received the prior written consent of the Blackstone Investor and Founder Investor.

Section 2.19 In-Kind Distributions. If any Investor seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders, the Company shall, subject to applicable “lock-up” arrangements, work with such Investor and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Investor, as well as any resales by such transferees under a shelf registration statement covering such distributed shares.

Section 2.20 Termination of Registration Rights. The rights of any Requesting Holder or Investor to cause the Company to register or offer securities under this Article II (and the obligations of such Requesting Holder or Investor, as applicable, in respect thereof) shall, in each case, terminate as to such Requesting Holder or Investor, as applicable, on the date such Requesting Holder or Investor, as applicable, together with its Permitted Transferees, beneficially owns not more than one percent (1%) of the Registrable Securities that are outstanding at such time and such Investor is able to dispose of all of its Registrable Securities pursuant to Rule 144 (or any similar or analogous rule) promulgated under the Securities Act within a three-month period without regard to volume or manner of sale limits or public information requirements.

ARTICLE III

INDEMNIFICATION

Section 3.1 Indemnification by the Company. In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of Registrable Securities, the Company will indemnify and hold harmless each holder of Registrable Securities, its officers, directors and affiliates (and the officers, directors, employees, general and limited partners, Affiliates and Controlling persons of any of the foregoing), and each underwriter of such securities and each other person, if any, who Controls any such holder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, expenses, judgments or liabilities (including, without limitation, legal fees and costs of court), joint or several, to which such holder or such underwriter or Controlling person may become subject under the Securities Act, common law or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse such persons, as and when incurred, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws or rules of any state or country in which such Registrable Securities are offered and relating to action taken or action or inaction required of the Company in connection with such offering, or arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (i) contained in any registration statement under which such securities were registered under the Securities Act or any amendment or supplement to any of the foregoing, or in any document incorporated by reference therein or related document or report, or any issuer free writing prospectus (including any “road show,” whether or not required to be filed with the SEC), or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment or supplement to the final prospectus), or which arise out of or are based upon the omission or alleged omission (if so used) to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading; and will reimburse each such holder and each such underwriter and each such Controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that the Company shall not be liable to any such holder or its underwriters or Controlling persons in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or such amendment or supplement or other document, in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by holders of Registrable Securities or such underwriter specifically for use in the preparation of the information with respect to such holder or such underwriter required under Items 403 and 507 of Regulation S-K under the Securities Act.

Section 3.2 Indemnification by the Holders. Each holder of Registrable Securities (as to itself, severally and not jointly) will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) the Company, each director of the Company, each officer of the Company who shall sign the registration statement, and any Person who Controls the Company within the meaning of the Securities Act, (i) with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, or any amendment or supplement to it, or any issuer free writing prospectus or other document, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by such holder specifically regarding such holder for use in the preparation of the information with respect to such holder required under Items 403 and 507 of Regulation S-K under the Securities Act, and (ii) with respect to compliance by such holder with applicable laws in effecting the sale or other disposition of the securities covered by such registration statement; provided that the liability of each holder pursuant to this Section 3.2 shall not exceed the amount by which the total price at which the Shares were offered to the public by such holder exceeds the amount of any damages which such holder has otherwise been required to pay by reason of an untrue statement or omission.

Section 3.3 Notices of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding subsections of this Article III, the indemnified party will, if a resulting claim is to be made or may be made against any indemnifying party, give written notice to the indemnifying party of the commencement of the action. The failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations in this Article III, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action’s defense. An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party’s expense unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, which authorization shall not be unreasonably withheld, (ii) the indemnifying party has not assumed the defense and employed counsel reasonably satisfactory to the indemnified party within 30 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which (A) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation or (B) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.

Section 3.4 Contribution. If the indemnification required by this Article III from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect (i) the relative benefit of the indemnifying and indemnified parties and (ii) if the allocation in clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefit referred to in clause (i) and also the relative fault of the indemnified and indemnifying parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative benefits received by a party shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by it bear to the total amounts (including, in the case of any underwriter, any underwriting commissions and discounts) received by each other party. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 3.4. Notwithstanding the provisions of this Section 3.4, no indemnifying party shall be required to contribute any amount in excess of: (x) the amount by which the total price at which the Shares were offered to the public by such indemnifying party exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of an untrue statement or omission, in the case of an indemnifying party that is not an underwriter, and (y) the amount by which the total underwriting discounts and commissions received by such indemnifying party exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of an untrue statement or omission, in the case of an indemnifying party that is an underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such a fraudulent misrepresentation.

Section 3.5 Non-Exclusivity. The obligations of the parties under this Article III will be in addition to any liability which any party may otherwise have to any other party.

ARTICLE IV

OTHER

Section 4.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed given (a) when delivered personally, (b) five (5) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, (c) one (1) Business Day after being sent by Federal Express or other nationally recognized overnight courier, or (d) if transmitted by email, in each case, to parties at the following addresses (or at such other address for a party as shall be specified by prior written notice from such party):

if to the Company:

Bumble Inc.

1105 West 41st Street

Austin, Texas 78756

Attention: Laura Franco, Chief Legal and Compliance Officer

if to the Blackstone Investor:

Blackstone Buzz Holdings L.P.

Blackstone Tactical Opportunities Fund – FD L.P.

c/o The Blackstone Group Inc.

345 Park Avenue

New York, NY 10154

Attention:         Martin Brand

      Jon Korngold

      Sachin Bavishi

      Vishal Amin

Email:               [email address]

      [email address]

      [email address]

      [email address]

with a copy to (which shall not constitute notice):

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, D.C. 20001

Attention:         Joshua Ford Bonnie

      Edgar J. Lewandowski

      William R. Golden III

Email:               [email address]

      [email address]

      [email address]

Section 4.2 Transfer Rights. (a) Any Investor may transfer, in its sole discretion, all or any portion of its rights under this Agreement to any Transferee of its Registrable Securities, whereupon such Transferees shall become a party to this Agreement. Any such Transfer of registration rights will be effective upon receipt by the Company of (i) written notice from such Investor stating the name and address of any Transferee and identifying the number of Registrable Securities with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (ii) a Joinder Agreement from such Person to be bound by the terms of this Agreement as an “Investor.” The Company and the transferring Investor will notify the other Investors as to who the Transferees are and the nature of the rights so transferred.

(b) In the event the Company engages in a merger or consolidation in which the Registrable Securities are converted into securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Investors by the issuer of such securities. To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Company will, unless Investors then holding a majority of the Registrable Securities otherwise agree, use its reasonable best efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

(c) In the case of an in-kind distribution of Shares pursuant to Section 2.19 of this Agreement with an ability to resale Shares off of a shelf registration statement, such in-kind transferees will, as transferee Investors, be entitled to the rights under this Agreement applicable to the Shares so transferred. In that regard, however, in-kind transferees will not be given demand or piggyback rights; rather their means of registered resale will be limited to sales off a shelf with respect to which no special actions are required by the Company or the other Investors, and as to which no lockup will arise.

(d) In the event that the Registrant effects the separation of any portion of its business into one or more entities (each, a “NewCo”), whether existing or newly formed, including without limitation by way of spin-off, split-off, carve-out, demerger, recapitalization, reorganization or similar transaction, and any Investor will receive equity interests in any such NewCo as part of such separation, the Registrant shall cause any such NewCo to enter into a registration rights agreement with each such Investor that provides each such Investor with registration rights vis-à-vis such NewCo that are substantially identical to those set forth in this Agreement.

Section 4.3 Current Public Information. At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any Investor may reasonably request, all to the extent required to enable such Investors to sell Registrable Securities pursuant to Rule 144. Upon request, the Company shall deliver to any holder of restricted securities under Rule 144 a written statement as to whether it has complied with such requirements.

Section 4.4 Additional Parties; Joinder Agreement. Subject to the prior written consent of the Blackstone Investor and the Founder Investor, the Company may permit any Person who acquires Shares or rights to acquire Shares from the Company after the date hereof to become a party to this Agreement and to succeed to all of the rights and obligations of an “Investor,” as specified in the Joinder Agreement, under this Agreement by obtaining an executed joinder to this Agreement from such Person substantially in the form of Exhibit A attached hereto (a “Joinder Agreement”). Upon the execution and delivery of a Joinder Agreement by such Person, the Shares or right to acquire Shares acquired by such Person shall be Registrable Securities and such Person shall be an “Investor,” as specified in the Joinder Agreement, under this Agreement with respect to such acquired Shares.

Section 4.5 Amendments; Waiver. This Agreement may be amended, supplemented or otherwise modified, or any provision waived, only by a written instrument executed by the Company and the Investors holding a majority of the Registrable Securities subject to this Agreement; provided that: (i) any amendment or waiver to the Blackstone Investor’s rights under this Agreement that would adversely affect the Blackstone Investor relative to any other Investor, shall require the written consent of the Blackstone Investor, (ii) any amendment or waiver to the Founder Investor’s rights under this Agreement that would adversely affect the Founder Investor relative to any other Investor, shall require the written consent of the Founder Investor; (iii) any amendment or waiver to the Accel Investor’s rights under this Agreement that would adversely affect the Accel Investor relative to any other Investor, shall require the written consent of the Accel Investor; and (iv) any amendment or waiver which adversely affects the economic interests of any Investor hereunder, or increases the obligations of any Investor, disproportionately to other Investors shall require the written consent of such Investor. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

Section 4.6 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto nor create or establish any third party beneficiary hereto.

Section 4.7 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflicts of laws principles.

Section 4.8 CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NONAPPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF VIA OVERNIGHT COURIER, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FOURTEEN CALENDAR DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF EITHER PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST THE OTHER PARTY HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.

Section 4.9 MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

Section 4.10 Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

Section 4.11 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all other prior agreements, including the Securityholders Agreement, dated as of January 29, 2020, among Buzz Holdings L.P. and the other parties thereto, and understandings between the parties with respect to such subject matter.

Section 4.12 Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by Law.

Section 4.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

Section 4.14 Effectiveness. This Agreement shall become effective, as to any Investor, as of the date signed by the Company and countersigned by such Investor.

Section 4.15 Company. The Company shall take all actions required to cause the Company and its successors or assigns to (a) become bound by and subject to the terms of this Agreement and (b) comply with all its obligations hereunder.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY:

BUMBLE INC.

By:
Name:	Laura Franco
Title:	Chief Legal and Compliance Officer

[Signature Page to Registration Rights Agreement]

BLACKSTONE INVESTOR:

BLACKSTONE BUZZ HOLDINGS L.P.

By:	BTO Holdings Manager – NQ L.L.C., its general partner

By:	Blackstone Tactical Opportunities Associates – NQ L.L.C., its managing member

By:	BTOA – NQ L.L.C., its sole member

By:
Name:
Title:

BLACKSTONE TACTICAL OPPORTUNITIES FUND – FD L.P.

By:	Blackstone Tactical Opportunities Associates III – NQ L.P., its general partner

By:	BTO DE GP – NQ L.L.C., its general partner

By:
Name:
Title:

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP – GROWTH ESC L.P.

By:	BXG Side-by-Side GP L.L.C., its general partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

BCP BUZZ HOLDINGS L.P.

By:	BCP VII Holdings Manager – NQ L.L.C., its general partner

By:
Name:
Title:

BTO BUZZ HOLDINGS II L.P.

By:	BTO Holdings Manager L.L.C., its general partner

By:	Blackstone Tactical Opportunities Associates L.L.C., its managing member

By:	BTOA L.L.C., its managing member

By:
Name:
Title:

BXG BUZZ HOLDINGS L.P.

By:	BXG Holdings Manager L.L.C., its general partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

BSOF BUZZ AGGREGATOR L.L.C.

By:	Blackstone Strategic Opportunity Associates L.L.C., its managing member

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

FOUNDER INVESTOR:

BEEHIVE HOLDINGS III, LP

By:	Beehive Holdings Management III, LLC,
its general partner

By:
Name:	Whitney Wolfe Herd
Title:	Sole Member

[Signature Page to Registration Rights Agreement]

ACCEL INVESTOR:

ACCEL GROWTH FUND V L.P.

By:	Accel Growth Fund V Associates L.L.C., its general partner

By:
Name:
Title:

ACCEL GROWTH FUND V STRATEGIC PARTNERS L.P.

By:	Accel Growth Fund V Associates L.L.C., its general partner

By:
Name:
Title:

ACCEL GROWTH FUND V INVESTORS (2019) L.L.C.

By:
Name:
Title:

ACCEL LEADERS FUND II L.P.

By:	Accel Leaders Fund II Associates L.L.C., its general partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

ACCEL LEADERS FUND II STRATEGIC PARTNERS L.P.

By:	Accel Leaders Fund II Associates L.L.C., its general partner

By:
Name:
Title:

ACCEL LEADERS FUND II INVESTORS (2019) L.L.C.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder Agreement pursuant to the Registration Rights Agreement, dated as of [_], 2021, by and among Bumble Inc., a Delaware corporation (the “Company”), and the other parties thereto, as amended and restated, restated, amended, supplemented or otherwise modified from time to time (the “Registration Rights Agreement”). Capitalized terms used, but not defined, in this Joinder Agreement shall have the meanings ascribed to them in the Registration Rights Agreement.

By executing and delivering to the Company this Joinder Agreement, the undersigned hereby agrees to become a party to the Registration Rights Agreement, to succeed to all of the rights and obligations of an “Investor” and to be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the [___] day of [___________], 20[__].

[NAME]

By:
Name:
Title:

Address for notice purposes in accordance with Section 4.1 of the Registration Rights Agreement:

Attention:
Email:

ACKNOWLEDGED AND AGREED TO

BUMBLE INC.

By:
Name:
Title: